UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 22, 2011

Date of Report
(Date of earliest event reported)
HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)
4300 North First Street
San Jose, CA 95134
(408) 542-2500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.
Harmonic Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) at 2:00 p.m. PDT on Wednesday, June 22, 2011 at the Company’s office located at 4300 North First Street, San Jose, CA 95134. As of April 25, 2011, the record date for the 2011 Annual Meeting, there were 114,793,101 shares of common stock issued and outstanding. A quorum of 101,315,839 shares of common stock was present or represented at the 2011 Annual Meeting. All matters submitted to a vote of the Company’s stockholders at the 2011 Annual Meeting were approved. Those matters were as follows:
1.	Stockholders elected eight (8) directors to serve until the earlier of the 2012 Annual Meeting of Stockholders or until their successors are elected and duly qualified.

NAME	FOR	WITHHELD	BROKER NO VOTE
Patrick J. Harshman	76,290,125	6,321,453	18,704,261
Lewis Solomon	70,602,520	12,009,058	18,704,261
Harold Covert	76,372,500	6,239,078	18,704,261
Patrick Gallagher	75,406,260	7,205,318	18,704,261
E. Floyd Kvamme	75,233,835	7,377,743	18,704,261
Anthony J. Ley	76,271,174	6,340,404	18,704,261
William F. Reddersen	76,371,337	6,240,241	18,704,261
David R. Van Valkenburg	76,667,460	5,944,118	18,704,261
2.	Stockholders approved, on an advisory basis, compensation of named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NO VOTE
73,720,350	8,733,444	157,784	18,704,261
3.	Stockholders approved, on an advisory basis, an annual advisory vote on compensation of named executive officers.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NO VOTE
72,370,426	188,651	9,938,946	113,555	18,704,261
In accordance with the recommendation of our board of directors and the results of our stockholder vote, the Company will hold an advisory vote to approve the compensation of named executive officers of the Company every year, until the next stockholder advisory vote on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company.

4.	Stockholders approved an amendment to the Company’s 2002 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,000,000 shares to 9,500,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NO VOTE
72,185,327	10,296,359	129,892	18,704,261
5.	Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011.

FOR	AGAINST	ABSTAIN	BROKER NO VOTE
98,737,326	2,484,245	94,268	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2011	HARMONIC INC.
	By:	/s/ Carolyn V. Aver
Carolyn V. Aver
Chief Financial Officer